UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 1, 2022

(Date of earliest event reported)

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	NX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 1, 2022, Quanex IG Systems, Inc. (“IG Systems”), a wholly-owned subsidiary of Quanex Building Products Corporation (“Quanex” or the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with LMI Custom Mixing, LLC (“LMI”) and the equity owners of LMI, Lauren International, Ltd. and Meteor-US-Beteiligungs GMBH. Under the Purchase Agreement, IG Systems acquired, and LMI sold to IG Systems, substantially all of the operating assets comprising LMI’s polymer mixing and rubber compound production business (collectively, the “Purchased Assets”) and IG Systems also agreed to assume certain liabilities relating to the Purchased Assets (collectively, the “Acquisition”). As consideration for the Purchased Assets, IG Systems agreed to pay LMI $92 million in cash, with $7.1 million of this amount funded by IG Systems into escrow substantially as security for the seller parties’ indemnification obligations. The purchase price is subject to certain adjustments including a post-closing working capital true-up. The completion of the Acquisition occurred concurrently with the execution of the Purchase Agreement by the parties on November 1, 2022. The Purchase Agreement contains representations, warranties and indemnification obligations of the parties customary for transactions similar to those contemplated by the Purchase Agreement. The Purchase Agreement also contains non-compete and non-solicitation obligations binding on LMI and its owners and certain obligations of the parties, including in respect of transition services. To fund the amounts paid in connection with the Acquisition, IG Systems used a combination of cash on hand and funds borrowed under an existing credit facility of the Company.

The foregoing description of the Purchase Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 2.1. The Purchase Agreement has been included to provide investors and shareholders with information regarding the terms of the Purchase Agreement and the transactions contemplated thereby. It is not intended to provide any other factual information about the Company, IG Systems or LMI. The representations, warranties and covenants contained in the Purchase Agreement were made only as of specified dates for the purposes of the Purchase Agreement, were solely for the benefit of the parties to the Purchase Agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Purchase Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC. Investors and shareholders are not third-party beneficiaries under the Purchase Agreement. Accordingly, investors and shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

In connection with the Acquisition, IG Systems entered into a First Amendment to the Amended and Completely Restated Lease Agreement, dated November 1, 2022 (the “Cochran Lease Amendment”) with Lauren Real Estate Holding LLC (the “Landlord”) which amends the Existing Cochran Lease (as described below) for the purpose of adding an additional lease renewal option and adjusting the amount of rent applicable to the approximately 60,000 square feet of rental space (“Expansion Cochran Premises”) which was added to the 313,595 square feet of rentable area located in Cambridge, Ohio (“Existing Cochran Premises”) leased by IG Systems previously pursuant to that Amended and Completely Restated Lease Agreement dated August 25, 2016 with Lauren Real Estate Holding LLC (the “Existing Cochran Lease” and together with the Cochran Lease Amendment, the “Cochran Lease”). The Existing Cochran Lease was filed with the Securities and Exchange Commission as Exhibit 10.1 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended October 31, 2016.

The Cochran Lease Amendment contain various terms and conditions including:

•	IG Systems will have the option to extend the Cochran Lease for three additional terms of five years each, and (assuming all three options to extend the term are exercised) the Cochran Lease expires August 20 in accordance with the United States Consumer Price Index;

•	For the Expansion Cochran Premises being added as part of the Cochran Lease Amendment, IG Systems will make additional monthly lease payments in an amount equal to $23,975.75 until the beginning of an extension period (if exercised), after which such payments will be adjusted to equal the monthly lease payments applicable to the Existing Cochran Premises on a per-square-foot basis;

The foregoing description of the Cochran Lease Amendment is not complete and is qualified in its entirety by reference to the full text of the Cochran Lease Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Information concerning the closing of Acquisition set forth in Item 1.01 above is hereby incorporated into this Item 2.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information concerning the Purchase Agreement and the closing of the Acquisition thereunder and the Cochran Lease Amendment set forth in Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the Purchase Agreement and the closing of the Acquisition thereunder is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Such exhibit and the information set forth therein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

2.1      Asset Purchase Agreement, dated November 1, 2022, among Quanex IG Systems, Inc., LMI Custom Mixing, LLC, Lauren International, Ltd. and Meteor-US-Beteiligungs GMBH

10.1   First Amendment to the Amended and Completely Restated Lease Agreement by and among Quanex IG Systems, Inc. and Lauren Real Estate Holding LLC, dated November 1, 2022.

99.1    Press Release dated November 1, 2022.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
(Registrant)

November 01, 2022	/s/ Scott M. Zuehlke
(Date)	Scott M. Zuehlke
Senior Vice President – Chief Financial Officer & Treasurer